UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K / A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2012

MOLSON COORS BREWING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-14829	84-0178360
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1225 17th Street, Suite 3200, Denver, Colorado 80202

1555 Notre Dame Street East, Montréal, Québec, Canada H2L 2R5

(Address of principal executive offices, including Zip Code)

(303) 927-2337 / (514) 521-1786

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 27, 2012, Molson Coors Brewing Company (the “Company”) filed a Form 8-K disclosing that the Company’s Board of Directors (the “Board”) had appointed Douglas Tough to serve as a member of the Board, effective February 23, 2012.  On June 4, 2012, the Company filed a Form 8-K disclosing that the Board had appointed Louis Vachon to serve as a member of the Board, effective May 31, 2012.  At the time of the respective Form 8-K filings, neither Mr. Tough nor Mr. Vachon had been appointed to any committees of the Board.

The Company is filing this amended Form 8-K to report that, on July 19, 2012, the Board appointed Mr. Tough to serve on the Company’s compensation committee, and Mr. Vachon to serve on the Company’s audit committee, effective July 20, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 24, 2012

MOLSON COORS BREWING COMPANY

/s/ Samuel D. Walker
By:	Samuel D. Walker
Global Chief Legal and People Officer

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